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                           DRESDNER RCM CAPITAL FUNDS, INC
                          SUPPLEMENT DATED DECEMBER 16, 1998
          TO THE COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                  DATED MAY 1, 1998

THE FOURTH FULL PARAGRAPH IN THE SECTION ENTITLED "THE INVESTMENT MANAGER" AT PAGE 21 OF THE COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION IS ELIMINATED.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION IN THE SECTION ENTITLED "DIRECTORS AND OFFICERS" AT PAGE 20 OF THE COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION:

                             DRESDNER RCM SMALL CAP FUND

G. NICHOLAS FARWELL. Mr. Farwell is a primary portfolio manager of the Small Cap Fund since its inception. He was also a primary portfolio manager of the Growth Equity Fund from 1984-1997. He is a member of the Investment Manager's Portfolio Management Team and a Managing Director of the Investment Manager, with which he has been associated since 1980.

MATTHEW L. BLAZEI. Mr. Blazei is a primary portfolio manager of the Small Cap Fund and has managed one or more of its portfolios since 1996. He has research and management responsibilities for small cap securities and is a Director of the Investment Manager, with which he has been associated since 1988.

THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SIMILAR INFORMATION ON THE COVER PAGE AND IN THE SECTIONS ENTITLED "SYNOPSIS" AND "INVESTMENT OBJECTIVES AND POLICIES" AND PAGES 1 AND 7, RESPECTIVELY, OF THE COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION:

                             DRESDNER RCM SMALL CAP FUND

The Fund's investment objective is to seek appreciation of capital by investing, during normal market conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns. "Small-sized" concerns are defined as companies whose equity securities have a total market capitalization of up to approximately $1 billion at the time of acquisition. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns.

Under normal market conditions, the Fund will invest at least 90% of its investments in the equity and equity-related securities of companies whose equity securities have a total market capitalization below $1.5 billion at the time of acquisition. The Fund will not be required to sell portfolio securities solely on account of the fact that the market capitalization of the issuer's equity securities has exceeded $1.5 billion, or be prevented from purchasing or be required to sell other portfolio securities as a result of such change. The Fund generally will not purchase the securities of issuers with market capitalizations below $200 million, except in rare circumstances or when the Investment Manager believes that an unusual investment opportunity is available.

Although the market capitalization of portfolio securities at the time of purchase is used for compliance purposes, the Fund anticipates that the average market capitalization of the portfolio at market value generally will range between 50% and 150% of the average market capitalization of the securities that comprise the Russell 2000 Index. As of the date hereof, the average market capitalization of the Russell 2000 Index is $801 million.